Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the “Amendment”) is made and entered into effective as of April 1, 2002, by and among NATIONAL CITY BANK, a national banking association (“NCB”); CHAMPION INDUSTRIES, INC., a West Virginia corporation (the “Borrower”); INTERFORM CORPORATION, a Pennsylvania corporation; U.S. TAG & TICKET COMPANY, INC., a Maryland corporation; BOURQUE PRINTING, INC., a Louisiana corporation; SMITH & BUTTERFIELD CO., INC., an Indiana corporation; DALLAS PRINTING COMPANY, INC., a Mississippi corporation; THE CHAPMAN PRINTING COMPANY, INC., a West Virginia corporation; STATIONERS, INC., a West Virginia corporation; DONIHE GRAPHICS, INC., a Tennessee corporation; CAROLINA CUT SHEETS, INC., a West Virginia corporation; CHMP LEASING, INC., a West Virginia corporation; THE MERTEN COMPANY, an Ohio corporation; BLUE RIDGE PRINTING COMPANY, INC., a North Carolina corporation; ROSE CITY PRESS, a West Virginia corporation; CAPITOL BUSINESS EQUIPMENT, INC., a West Virginia corporation; and THOMPSON’S OF MORGANTOWN, INC., a West Virginia corporation (collectively the “Guarantors”).

WHEREAS, NCB and the Borrower are parties to a certain Revolving Credit Agreement dated as of April 1, 1999, which agreement was previously modified pursuant to that certain Amendment No. 1 to Credit Agreement dated July 27, 2000, (said agreement as amended is hereinafter referred to as the “Credit Agreement”); and

WHEREAS, NCB and the Borrower desire to extend the Maturity Date of the Credit Agreement, to amend certain other sections of the Credit Agreement, and to provide for the Guarantors to execute an Amended and Restated Subsidiaries Guaranty adding Borrower’s wholly owned subsidiaries Diez Business Machines, Inc., a Louisiana corporation, Transdata Systems, Inc., a Louisiana corporation and Independent Printing Service, Inc., an Indiana corporation, as guarantors of the Credit Agreement, all as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, NCB and the Borrower agree as follows:

     1.     Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2.     Extension of Credit Agreement. The defined term “Maturity or Maturity Date” as defined in Section 1.1 of the Credit Agreement is amended by deleting said definition in its entirety as written and substituting, instead the following:

     “Maturity or Maturity Date shall mean March 31, 2005.”

     3.     Amendment of Section 7.2.14. The Credit Agreement is further amended by deleting Section 7.2.14 in its entirety as written and substituting, instead, the following:

     “7.2.14 Minimum Fixed Charge Coverage Ratio

The Borrower shall attain the following minimum ratios of Consolidated Cash Flow from Operations divided by Fixed Charges, specified below:

Quarter Ending	Ratio

January 31, 2002	1.10:1.0
April 30, 2002	1.00:1.0
July 31, 2002	1.05:1.0
October 31, 2002	1.10:1.0
and thereafter

All ratios calculated under this Section 7.2.14 shall be calculated as of the end of each fiscal quarter for the previous four quarters then ended.”

     4.     Amendment of Section 7.2.15. The Credit Agreement is further amended by deleting Section 7.2.15 in its entirety as written and substituting, instead, the following:

“7.2.15 Maximum Leverage Ratio

The Borrower shall not permit the ratio of Total Senior Indebtedness divided by EBITDA to be greater than 2.0 to 1.0 at all times. For purposes of this Section 7.2.15 only, EBITDA shall be increased by $4,300,000.00, for the fiscal quarters ending January 31, 2002 and April 30, 2002.”

     5.     Amendment of Section 7.2.16. The Credit Agreement is further amended by deleting Section 7.2.16 in its entirety as written and substituting, instead, the following:

“7.2.16 Minimum Tangible Net Worth

The Borrower shall not at any time permit Consolidated Tangible Net Worth to be less than the sum of (i) 90% of Tangible Net Worth as of October 31, 2001, (ii) an amount equal to 50% of the Consolidated Net Income and (iii) 100% of the proceeds of all stock issued by the Borrower or any of its Subsidiaries.”

     7.     Revised Subsidiary List. Borrower hereby certifies that the attached Exhibit A lists each of the Borrower’s Subsidiaries by name and includes correct information about each Subsidiary as required pursuant to Section 5.1.3 of the Credit Agreement. Exhibit A shall, for all purposes, replace and be substituted for Schedule S.1.3 referenced in this Amendment.

     8.     Additional Guarantors. Concurrent with the execution of this Amendment, Bank shall receive a fully executed Amended and Restated Subsidiaries Guaranty in substantially in the form of Exhibit B hereto, executed by each of the Guarantors and, in addition, by the New Subsidiaries, which Amended and Restated Subsidiaries Guaranty shall for all purposes replace the Subsidiaries Guaranty, such that any references in the Credit Agreement to the Subsidiaries Guaranty shall hereafter be a reference to the Amended and Restated Subsidiaries Guaranty. Effective with the execution of this Amendment and the Amended and Restated Subsidiaries Guaranty, each of the New Subsidiaries shall become a Guarantor under the Credit Agreement.

     9.     Representations and Warranties. The Borrower hereby represents and warrants to NCB as follows:

     (a)  all representations, warranties and covenants made by the Borrower to NCB that are contained in the Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties shall be true and correct on and as of the specific dates and times referred to therein);

     (b)  to the Borrower’s knowledge, no event or condition exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

     (c)  the organizational documents of the Borrower have not changed since they were delivered to NCB; and

     (d)  The execution and delivery of this Amendment and the consummation of the transactions contemplated hereby and by any other documents executed by the Borrower required to be delivered to NCB in connection with this Amendment have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or general equitable principles.

     10.     Acknowledgment of Guarantors. The undersigned Guarantors hereby acknowledge and accept all provisions of this Amendment and confirm that all provisions of the Subsidiaries Guaranty dated April 1, 1999, as executed by Guarantors in favor of Bank, and as amended and restated by that certain Amended and Restated Subsidiaries Guaranty dated of even date with this Amendment shall remain in full force and effect, irrespective of any provision of this Amendment.

     11.     Effectiveness. This Amendment shall become effective immediately upon execution by NCB, the Borrower and each of the Guarantors.

     12.     Counterparts. This Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which, when so executed and delivered to the other party, shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     13.     Waivers. This Amendment shall not, except as expressly set forth above, serve to waive, supplement or amend the Credit Agreement, which Credit Agreement shall remain in full force and effect as amended hereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date and year first above written.

CHAMPION INDUSTRIES, INC.

By:
Todd R. Fry
Its: Vice President and Chief Financial Officer

INTERFORM CORPORATION

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President Chief Financial Officer

U.S. TAG & TICKET COMPANY, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

BOURQUE PRINTING, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

SMITH & BUTTERFIELD CO., INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

DALLAS PRINTING COMPANY, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

THE CHAPMAN PRINTING COMPANY, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

STATIONERS, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

DONIHE GRAPHICS, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

CAROLINA CUT SHEETS, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

CHMP LEASING, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

THE MERTEN COMPANY

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

BLUE RIDGE PRINTING COMPANY, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

ROSE CITY PRESS

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

CAPITOL BUSINESS EQUIPMENT, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

THOMPSON’S OF MORGANTOWN, INC.

By: /s/ Todd R. Fry
Todd R. Fry
Its: Vice President and Chief Financial Officer

NATIONAL CITY BANK
By: /s/ Randy N. Koenig
Randy N. Koenig
Its: Vice President

EXHIBIT A

The Registrant, Champion Industries, Inc., a West Virginia corporation, docs business under the trade name “Chapman Printing Company”. It’s wholly owned subsidiaries are:

1.	The Chapman Printing Company, Inc., a West Virginia corporation.
2.	Stationers Inc., a West Virginia corporation (doing business in Ohio as “Garrison Brewer”).
3.	Bourque Printing, Inc., a Louisiana corporation.
4.	Dallas Printing Company, Inc., a Mississippi corporation.
5.	Carolina Cut Sheets, Inc., a West Virginia corporation.
6.	U.S. Tag & Ticket Company, Inc., a Maryland corporation.
7.	Donihe (Graphics Inc., a Tennessee corporation.
8.	Smith & Butterfield Co., Inc., an Indiana corporation.
9.	The Merten Company, an Ohio corporation.
10.	Interform Corporation, a Pennsylvania corporation.
11.	CHMP Leasing, Inc., a West Virginia corporation.
12.	Blue Ridge Printing Co., Inc., a North Carolina corporation.
13.	Rose City Press, a West Virginia corporation.
14.	Capitol Business Equipment, Inc., a West Virginia corporation.
15.	Thompson’s of Morgantown, Inc., a West Virginia corporation.
16.	Independent Printing Service, Inc., an Indiana corporation.
17.	Diez Business Machines, Inc., a Louisiana corporation.
18.	Transdata Systems, Inc., a Louisiana corporation.

EXHIBIT B
[Amended and Restated Subsidiaries Guaranty]

AMENDED AND RESTATED SUBSIDIARIES GUARANTY

     THIS GUARANTY (the “Guaranty”) is made and entered into as of the 1st day of April, 2002, by Interform Corporation, a Pennsylvania corporation, U.S. Tag & Ticket Company, Inc., a Maryland corporation, Bourque Printing, Inc., a Louisiana corporation, Smith & Butterfield Co., Inc., an Indiana corporation, Dallas Printing Company, Inc., a Mississippi corporation, The Chapman Printing Company, Inc., a West Virginia corporation, Stationers, Inc., a West Virginia corporation, Donihe Graphics, Inc., a Tennessee corporation, Carolina Cut Sheets, Inc., a West Virginia corporation, CHMP Leasing, Inc., a West Virginia corporation, The Merten Company, an Ohio corporation, Blue Ridge Printing Company, Inc., a North Carolina corporation, Rose City Press, a West Virginia corporation, Capitol Business Equipment, Inc., a West Virginia corporation, Thompson’s of Morgantown, Inc., a West Virginia corporation, Diez Business Machines, Inc., a Louisiana corporation, Transdata Systems, Inc., a Louisiana corporation, and Independent Printing Service, Inc. an Indiana corporation (collectively, the “Guarantors”), in favor of NATIONAL CITY BANK, a national banking association, with an address at 155 East Broad Street, Columbus, Ohio 43251 (“NCB”).

WTTNESSETH:

     WHEREAS, pursuant to the Revolving Credit Agreement, dated as of April 1, 1999 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), between Champion Industries, Inc. (the “Borrower”) and NCB, NCB has agreed to make one or more loans to the Borrower in an aggregate amount not to exceed Ten Million and 00/100 Dollars ($ 10,00O,O00.00) upon the terms and conditions set forth therein; and

     WHEREAS, the Borrower owns, directly or indirectly, all of the issued and outstanding Capital Stock of each of the Guarantors; and

     WHEREAS, by that certain Subsidiaries Guaranty dated April 1, 1999, all of the companies in which Borrower at that time owned all of the issued and outstanding Capital Stock guaranteed Borrower’s obligations under the Credit Agreement (the “Original Subsidiaries”); and

     WHEREAS, as of the date hereof, Borrower also owns all of the issued and outstanding Capital Stock of Guarantors Diez Business Machines, Inc., Transdata Systems, Inc., and Independent Printing Service, Inc., (the “New Subsidiaries”); and

     WHEREAS, Bank has requested in connection with Amendment No. 2 to Credit Agreement dated of even date herewith, that the Original Subsidiaries and the New Subsidiaries execute this Amended and Restated Subsidiaries Guaranty for the purpose of adding the New Subsidiaries as Guarantors of Borrower’s obligations under the Credit Agreement; and

     WHEREAS, the proceeds of the loans made under the Credit Agreement have been and will be used in part to enable the Borrower to make valuable transfers to certain or all of the Guarantors in connection with the operation of their respective businesses; and

     WHEREAS, as a condition precedent to the obligation of NCB to continue to make the loans to the Borrower under the Credit Agreement pursuant to that certain Amendment No. 2 to Credit Agreement, each of the Original Subsidiaries and the New Subsidiaries hereby acknowledge and accept all of provisions of the

Credit Agreement as thereby amended and further have agreed to execute and deliver this Guaranty to and for the benefit of NCB.

     NOW, THEREFORE, to induce NCB to continue to extend credit pursuant to the Credit Agreement, to induce NCB to make the revolving loans to the Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby agrees with NCB as follows:

     1.     Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are as defined therein.

     2.     Guaranty of Obligations. Each of the Guarantors hereby guaranties, and becomes surety for, the prompt payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise), of the Obligations of the Borrower under the Credit Agreement, including but not limited to reasonable attorneys’ fees and expenses. If the Borrower defaults under any such Obligations, the Guarantors will pay the amount due to NCB.

     3.     Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and NCB shall not be required, as a condition of the liability of any of the guarantors, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

     This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and NCB has terminated this Guaranty. This Guaranty will extend to and cover any and all amendments, extensions, supplements, substitutions and renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance, compromise or release by NCB of any other party, or any other guaranty or any security held by it for any of the Obligations, by any delay or omission of NCB in exercising any right or power with respect to any of the Obligations or any guaranty or collateral held by it for any of the Obligations or this Guaranty, by any failure of NCB to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The obligations of each of the Guarantors hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantors, or any of them, may have against the Borrower or NCB, except payment or performance of the Obligations.

     Each of the Guarantors hereby waives notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon a failure of NCB to comply with the notice of requirements of the applicable version of Uniform Commercial Code.

     NCB at any time and from time to time, without notice to or the consent of the Guarantors, and without impairing or releasing, discharging or modifying the liabilities of any of the Guarantors hereunder, may (a) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the

Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as NCB may determine in its sole discretion; (d) deal with any other person with respect to any Obligations in such manner as NCB deems appropriate in its sole discretion; and/or (e) substitute, exchange or release any security or guaranty.

     Irrespective of the taking or refraining from taking of any action concerning the Obligations, the obligations of each of the Guarantors shall remain in full force and effect and shall not be affected, impaired, discharged or released in any manner. NCB in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the Borrower,

     4.     Repayments or Recovery from NCB. If any demand is made at any time upon NCB for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if NCB repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, each of the Guarantors will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by NCB . The provisions of this paragraph will be and remain effective notwithstanding any contrary action which may have been taken by any of the Guarantors in reliance upon such payment, and any such contrary action so taken will be without prejudice to the rights of NCB under this Guaranty and will be deemed to have been conditioned upon such payment having become final and irrevocable.

     5.     Enforceability of Obligations. It is specifically understood that any modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will not affect, modify, limit or discharge the liability of the Guarantors in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against each of the Guarantors to the same extent and with the same force and effect as if any such proceeding had not been instituted. Each of the Guarantors waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

     6.     Events of Default. In the event of the occurrence of any of the following events of default (each an “Event of Default”): (i) any Event of Default as defined in the Credit Agreement; (ii) the failure by any Guarantor to perform any of its obligations under this Guaranty; (iii) the falsity, inaccuracy or material breach by any Guarantor of any written warranty, representation or statement made or furnished to NCB by or on behalf of any Guarantor; or (iv) the termination or attempted termination of this Guaranty; then the Guarantors will, on the demand of NCB, immediately deposit with NCB in U.S. dollars all amounts due or to become due under the Obligations. Such amounts will be paid by the Guarantors to NCB without presentment, demand, protest or notice of any kind, which are hereby expressly waived by each Guarantor.

     7.     Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the rights and remedies of NCB, after the occurrence of any such Event of Default, will include but not be limited to the right of NCB at any time after such occurrence, without notice, to set off against the Obligations the amount of any or all deposits of any of the Guarantors with NCB. In addition, upon any such occurrence, NCB, in its discretion may exercise with respect to the collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code. The rights of NCB under this paragraph are in addition to other rights and remedies which NCB may have. All rights and remedies hereunder and under the documents evidencing the Obligations are cumulative and not alternative, and NCB may proceed in any order against the Borrower, the Guarantors or any other obligor of the Obligations.

     8.     Costs. To the extent that NCB incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including but not limited to reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in the Credit Agreement).

     9.     Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, the Guarantor expressly postpones and subordinates in favor of NCB any and all rights which the Guarantor may have to (a) assert any claim against the Borrower based on subrogation rights with respect to payments made under this Guaranty, and (b) any realization on any property of the Borrower, including participation in any marshalling of assets of the Borrower.

     10.     Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by and for the benefit of NCB and will be deemed to be made in Franklin County, Ohio. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the Guarantors hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district in Franklin County, Ohio, and consents that a service of process be sent by nationally recognized overnight courier service directed to any Guarantor at the Guarantor’s address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Guaranty will prevent NCB from bringing any action, enforcing any award or judgment or exercising any rights against any Guarantor individually, against any security or against any property of any Guarantor within any other county, state or other foreign or domestic jurisdiction. NCB and each of the Guarantors agree that the venue provided above is the is the most convenient forum for both NCB and each of the Guarantor’s. Each of the Guarantors waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

     11.     WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND NCB IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH OF THE GUARANTORS AND NCB ACKNOWLILDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

     12.     Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the addresses for NCB (set forth above) and the Guarantors (set forth on the attached Schedule 12 “Schedule of Addresses for Notices to Guarantors”) or to such other address as one may give to the other in writing for such purpose.

     13.     Preservation of Rights. No delay or omission on the part of NCB to exercise any right or power arising hereunder will impair any such fight or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of NCB impair any right or power arising hereunder. The rights and remedies of NCB hereunder are cumulative and not exclusive of any other rights or remedies which NCB may have under other agreements, at law or in equity.

     14.     Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15.     Changes in Writing. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by NCB, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any of the Guarantors in any case will entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstance.

     16.     Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantors and NCB with respect to the subject matter hereof.

     17.     Successors and Assigns. This Guaranty will he binding upon and inure to the benefit of the Guarantors and NCB and their respective heirs, executors, administrators, successors and assigns; provided, however, that no Guarantor may assign this Guaranty in whole or in part without the prior written consent of NCB, and NCH at any time may assign this Guaranty in whole or in part,

     18.     Interpretation. In this Guaranty, unless NCB and the Guarantors otherwise agree in writing, the singular includes the plural and the plural the singular, words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall he deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to he followed by the words “without limitation”; and references to paragraphs, sections (or subdivisions of sections) or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. The obligations of the Guarantors hereunder are joint and several.

     19.     Indemnity. Each of the Guarantors agrees to indemnify NCB, its directors, officers and employees, and each legal entity, if any, which controls NCB (the “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified

Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Guaranty; provided, however that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. Any of the Guarantors may participate at its expense in the defense of any such claim.

     20.     Warrant of Attorney. The undersigned Guarantors, and each of them, hereby authorize any attorney at law to appear in any court of record in any county in the State of Ohio, or elsewhere, where any of the Guarantors resides, signed this Guaranty, or can be found, after the obligation evidenced hereby, or any part thereof, becomes due and is unpaid, and to waive the issuance and service of process and to confess judgment against any or all of the Guarantors in favor of the holder of this Guaranty for the amount then appearing due, together with interest, late charges and the costs of suit, including collection costs and attorneys’ fees and the like as provided for in this Guaranty, and thereupon to release all errors in said proceedings and judgments and to waive all right of appeal and stay of execution; but no judgment or judgments against less than all of the Guarantors shall be a bar to any subsequent judgment against those Guarantors against whom judgment has not been taken, this being a joint and several warrant of attorney to confess judgment.

Signature Pages to Follow

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU D0 NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILI1RE ON H1S PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	INTERFORM CORPORATION

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	U.S. TAG & TICKET COMPANY, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	THE CHAPMAN PRINTING COMPANY,INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	STATIONERS, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	DONIHE GRAPHICS, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	THE MERTEN COMPANY

/s/ Toney K. Adkins	By: /s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title Vice President& Chief Financial Officer.

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLLCT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	BOURQUE PRINTING, INC.

/s/Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	SMITH & BUTTERFIELD CO., INC.

/s/Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	DALLAS PRINTING COMPANY, INC.

/s/Toney K. Adkins	By:/s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARULESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTIIER CAUSE.

ATTEST:	STATIONERS, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	DONIHE GRAPHICS, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry(SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	THE MERTEN COMPANY

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	CAROLINA CUT SHEETS. INC.
/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	CHMP LEASING, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	BLUE RIDGE PRINTING COMPANY, INC.

/s/ Toney K. AdkinsBy:	/s/ Todd R. Fry

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGEMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	ROSE CITY PRESS

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	CAPITOL BUSINESS EQUIPMENT, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry (SEAL)

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	THOMPSON’S OF MORGANTOWN, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

WITNESS the due execution hereof of this Amended and Restated Subsidiaries Guaranty as a document under seal, as of the date first written above with the intent to be legally bound hereby.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ATTEST:	DIEZ BUSINESS MACHINES, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	TRANSDATA SYSTEMS, INC,

/s/ Toney K. Adkins	By: /s/ Todd R. Fry (SEAL)

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

ATTEST:	INDEPENDENT PRINTING SERVICE, INC.

/s/ Toney K. Adkins	By: /s/ Todd R. Fry

Print Name: Toney K. Adkins	Print Name: Todd R. Fry

Title: VP of Administration	Title: Vice President & Chief Financial Officer

Schedule 12

Schedule of Addresses for Notices to Guarantors

     All notices to any Guarantor shall be sent to the following address:

c/o Champion Industries, Inc.
P.O. Box 2968
Kyle Industrial Park
Industrial Lane
Route 2
Huntington, West Virginia 25728
Attn: Todd R. Fry
Vice President & Chief Financial Officer
Telephone: (304) 528-2700
Facsimile: (304) 528-2765